EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Shutterstock, Inc., for the quarterly period ended June 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stan Pavlovsky, as Chief Executive Officer of Shutterstock, Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Shutterstock, Inc.

Date: July 27, 2021	By:	/s/ Stan Pavlovsky
Stan Pavlovsky
Chief Executive Officer
(Principal Executive Officer)

In connection with the Quarterly Report on Form 10-Q of Shutterstock, Inc., for the quarterly period ended June 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jarrod Yahes, as Chief Financial Officer of Shutterstock, Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Shutterstock, Inc.

Date: July 27, 2021	By:	/s/ Jarrod Yahes
Jarrod Yahes
Chief Financial Officer
(Principal Financial Officer)